SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM PRE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of hte Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240 14(a)-11(c) or
      Section 240.14a-12



                       Orion Acquisition Corp. II

         (Exact name of registrant as specified in its charter)



[X]   No fee required.

                           ORION ACQUISITION CORP. II
                            1430 Broadway, 13th Floor
                             New York, NY 10018-3308



                                                               ___________, 1998

Dear Stockholder:

      You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Orion Acquisition Corp. II, a Delaware business corporation (the "Company") to be held at 10:00 a.m. local time, on [ ], 1998, at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177.

      As described in the accompanying Proxy Statement, and in accordance with the terms of the Company's Prospectus (the "Prospectus") dated July 2, 1996, at the Special Meeting you will be asked to vote on a proposal to approve and adopt a resolution authorizing the dissolution and liquidation of the Company (the "Liquidation") in accordance with the relevant provisions of the Delaware General Corporation Law (the "DGCL") and, in connection therewith, the distribution to the holders of Company Common Stock (each a "Stockholder", and collectively, the Stockholders") par value $.01 per share (the "Common Stock"), the assets of the Company, including, but not limited to, the amount held in an escrow account (together with any and all interest accrued thereon) in respect of the gross proceeds of the sale of the Units (as defined in Prospectus), if any, remaining following the payment of all liabilities and after redemption of the Company's outstanding Series A
   Preferred Stock at its liquidation preference value of Eleven Thousand ($11,000) Dollars.

          ADDITIONAL INFORMATION REGARDING THE LIQUIDATION IS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND THE ANNEXES THERETO, WHICH YOU ARE URGED TO READ CAREFULLY IN THEIR ENTIRETY.

      Consummation of the Liquidation is subject to certain conditions, including approval and adoption of the Liquidation by the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, in person or by proxy, at the Special Meeting. Accordingly, failure to vote or abstentions will have the effect of a vote against the Liquidation for the purposes of determining whether approval by a majority of the outstanding shares is obtained.

      Only holders of Common Stock of record at the close of business on [ ] are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.



      As of the date of the accompanying Proxy Statement, the Company's pre-initial public offering stockholders beneficially owned, in the aggregate, 90,000 shares of the Common Stock (the "Founders' Shares"), representing approximately 10.1% of the shares of Common Stock outstanding. All holders of the Founders' Shares, including all Company's directors and executive officers, have heretofore agreed to vote all of their respective shares of Common Stock in accordance with the vote of the majority of the shares of Common Stock voted by all other Stockholders (the "Non-affiliated Stockholders") with respect to the Liquidation.

      IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR VOTE AT THE SPECIAL MEETING WOULD HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION.



                                    Very truly yours,


                                    WILLIAM L. REMLEY
                                    President

                           ORION ACQUISITION CORP. II
                            1430 BROADWAY, 13TH FLOOR
                          NEW YORK, NEW YORK 10018-3308


   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held On [          ], 1998

   ---------------------------------------------------------------------------

To the Stockholders of
   ORION ACQUISITION CORP. II:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Orion Acquisition Corp. II, a Delaware business corporation (the "Company"), will be held on [ , 1998], at 10:00 a.m., local time, at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177, for the following purposes:

      1. To vote on a proposal to approve and adopt a resolution authorizing the dissolution and liquidation of the Company (the "Liquidation") in accordance with the relevant provisions of the Delaware General Corporation Law (the "DGCL") and, in connection therewith, the distribution to the holders of Company Common Stock (each a "Stockholder", and collectively, the "Stockholders") par value $.01 per share (the "Common Stock"), the assets of the Company, including, but not limited to, the amounts held in an escrow account (together with any and all interest accrued thereon) in respect of the gross proceeds of the sale of the Units (as defined in the Company's Prospectus, dated July, 2, 1996), if any, remaining following the payment of liabilities and after redemption of the Company's outstanding Series A Preferred Stock at its liquidation preference value of Eleven Thousand ($11,000) Dollars. Certain relevant provisions of the DGCL are included in the accompanying Proxy Statement as Annex A.

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on [___________, 1998], as the record date for the determination of the holders of Common Stock entitled to receive notice of and to vote at the Special Meeting. Accordingly, only Stockholders of record at the close of business on such date will be entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.


                                    By Order of the Board of Directors


                                    WILLIAM L. REMLEY
                                    President


New York, New York
[               , 1998]


      THE AFFIRMATIVE VOTE OF THE BENEFICIAL HOLDERS OF AT LEAST A MAJORITY OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK, REPRESENTED IN PERSON OR BY PROXY AT THE SPECIAL MEETING IS REQUIRED TO APPROVE THE LIQUIDATION. ALL HOLDERS OF THE 90,000 PRE-INITIAL PUBLIC OFFERING SHARES (THE "FOUNDERS' SHARES"), INCLUDING ALL DIRECTORS AND OFFICERS OF THE COMPANY, HAVE AGREED TO VOTE ALL OF THEIR RESPECTIVE SHARES OF COMMON STOCK IN ACCORDANCE WITH THE VOTE OF THE MAJORITY OF THE SHARES VOTED BY ALL NON-AFFILIATED STOCKHOLDERS WITH RESPECT TO THE LIQUIDATION. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER
DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON THE LIQUIDATION AT THE SPECIAL MEETING.

                           ORION ACQUISITION CORP. II
                            1430 BROADWAY, 13TH FLOOR
                          NEW YORK, NEW YORK 10018-3308

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                       SPECIAL MEETING OF THE STOCKHOLDERS
                                    [ ], 1998

                             -----------------------

INTRODUCTION

General

      This Proxy Statement is being furnished to holders of Common Stock, $.01 par value per share (the "Common Stock"), of Orion Acquisition Corp. II, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Special Meeting of Stockholders to be held on [ , , 1998], at 10:00 a.m. at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177, and any and all adjournments or postponements thereof (the "Special Meeting"). The Board has fixed the close of business on [ , 1998], as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. The cost of the solicitation will be borne by the Company. This Proxy Statement is first being mailed to Stockholders on or about October __, 1998.


Matters to be Considered at the Special Meeting

      At the Special Meeting, the Stockholders will be asked to consider and vote upon (i) a proposal to approve and adopt a resolution authorizing the dissolution and liquidation of the Company (the "Liquidation") in accordance with the relevant provisions of the Delaware General Corporation Law (the "DGCL") and, in connection therewith, the distribution to the holders of Company Common Stock (each a "Stockholder", and collectively, the Stockholders") par value $.01 per share (the "Common Stock"), of the assets of the Company, including, but not limited to, the amounts held in an escrow account (the "Escrow Account") (together with any and all interest accrued thereon) in respect of the gross proceeds of the sale of the Units (as defined in the Company's Prospectus (the "Prospectus"), dated July, 2, 1996), if any, remaining following the payment of liabilities and after redemption of the Company's outstanding Series A Preferred Stock at its liquidation preference value of Eleven Thousand ($11,000) Dollars; all as more fully described in this Proxy Statement; and (ii) transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A copy of certain of the relevant provisions of the DGCL are attached to this Proxy Statement as Annex A.

Voting at the Special Meeting; Revocation of Proxies

      Only holders of record of Common Stock at the close of business on [ , 1998] (the "Record Date") are entitled to notice of and to vote at the Special Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Special Meeting. On the Record Date, there were 890,000 shares of Common Stock issued and outstanding.

      The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting (445,001 shares of the 890,000 shares outstanding) is necessary to constitute a quorum at the Special Meeting and the affirmative vote by a majority of the outstanding shares (445,001 shares of the 890,000 shares outstanding) is required to adopt the Liquidation. All holders of the 90,000 pre-initial public offering shares (the "Founders' Shares"), including all directors and officers of the Company, have agreed to vote all of their respective shares of Common Stock in accordance with the vote of the majority of the shares voted by all non-affiliated Stockholders (all such holders being hereinafter individually referred to as a "Non-affiliated Stockholder", and collectively as the "Non-affiliated Stockholders") with respect to the Liquidation.

      All officers and directors of the Company collectively have beneficial ownership of 71,250 shares of Common Stock, or 8.0% of the total Common Stock outstanding. All of such shares must be voted in accordance with the vote of the majority of the Non-affiliated Stockholders. Based solely upon a review of
Schedule 13D filings with the Securities and Exchange Commission, two persons each are the beneficial owners of 5% or more of the Company's Common Stock. Shufro Rose & Ehrman, LLC, 745 Fifth Avenue, New York, New York 10151 is the beneficial owner of 258,575 shares, or 29.05%, and a group consisting of members of the family of Barry Rubinstein, 68 Wheatly Road, Brookville, New York 11545 is the beneficial owner of 52,600 shares, or 5.9%.

      If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement, or by attending the Special Meeting and voting in person.

Solicitation of Proxies

      The Company will bear the costs of soliciting proxies from the Stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Certain Federal Income Tax Consequences

      Completion of the Liquidation will constitute a taxable transaction to the Stockholders to the extent the amount distributed exceeds the Stockholder's basis in his shares and, as such, the Board recommends that each Stockholder seek the advice of his or her independent tax advisor as to that Stockholder's personal tax consequences.

Discussions of the Delaware General Corporation Law

      Discussions herein with respect to the applicable provisions of the DGCL are not intended to be complete. Stockholders are urged to read Annex A containing certain applicable provisions of the DGCL, and to seek the advice of independent legal counsel in evaluating such provisions.

                              AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements or other information filed by the Company may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 75 Park Place, New York, New York 10007, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60604. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Commission maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding companies that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval system.

                  ADOPTION OF THE PLAN OF LIQUIDATION

GENERAL

Background

      The Company, which is a "blank check" or "blind pool" company, was formed on October 19, 1995 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination (a "Business Combination") with an operating business (a "Target Business"). The business objective of the Company has been to effect a Business Combination with a Target Business which the Company believes has significant growth potential.

      Pursuant to the terms of the Prospectus, in the event the Company had not effected a Business Combination by July 2, 1998, the Board is required to submit for Stockholder consideration a proposal to liquidate the Company. Upon the affirmative vote of a majority of the Stockholders adopting such proposal for Liquidation, all assets available for distribution to the Stockholders, if any, following the payment of liabilities of the Company, and after redemption of the Company's Series A Preferred Stock at its liquidation preference value of $11.00 per share, are to be distributed to the Non-affiliated Stockholders, only. The holders of the Founder's Shares have agreed to waive their rights to participate in any liquidation distribution with respect to the Founders' Shares owned by them as of the date of the Prospectus.

Inability to Effect a Business Combination

      Despite diligent efforts to locate and acquire a suitable Target Business, as of July 2, 1998, the Company had been unsuccessful in its efforts to effect a Business Combination.

No Board Recommendation On Liquidation Proposal

      The Board of Directors makes no recommendations to the Stockholders as to the adoption of the proposed Liquidation. The Liquidation is being proposed to the Stockholders solely because the Board of Directors is required to do so by the terms of the Prospectus.

THE LIQUIDATION

Dissolution

      Subject to the adoption of the proposed Liquidation by the holders of a majority of the outstanding Common Stock, the Company shall file a certificate of dissolution (the "Certificate") with the Secretary of State of the State of Delaware, whereupon the Company shall deemed be dissolved (the "Dissolution Date").

      Notwithstanding such dissolution, pursuant to Section 278 of the DGCL, the Company is required to continue in existence for a minimum term of three (3) years from the Dissolution Date, or for such longer period as the Court of Chancery of the State of Delaware may, in its sole discretion, direct, or as required, for the purposes of (a) prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company, if any, (b) settling and closing the business of the Company, (c) discharging liabilities of the Company, if any, and (d) distributing any remaining assets of the Company to the Non-affiliated Stockholders (such term being hereinafter referred to as the "Winding-Up Period"). During the Winding-Up Period, the Company will not be engaged in the continuation of its business purpose (i.e., the Company will not endeavor to enter into a Business Combination).

      With respect to any action, suit or proceeding commenced by or against the Company prior to or during the Winding-Up Period, any such actions shall not terminate by reason of the Liquidation. The Winding-Up Period will be extended, and the Company will continue in existence, for an unlimited period, until such time as there is a fully executed, final judgement, order or decree with respect to each such action.

Notification of Claim Holders/Security

      Immediately  following the Dissolution Date, the Company will, pursuant to
Section 280 of the DGCL, send notice to all persons known to have an existing claim against the Company, if any (other than a claim against the Company in a pending action, suit or proceeding to which the Company is a party) requiring such persons to present any such claim against the Company within a maximum period of sixty (60) days from the date of the notice (the "Claim Period"). Such notice will also be published once per week for two consecutive weeks in a newspaper of general circulation in Kent County, Delaware, where the Company's registered agent in Delaware is located and in a newspaper of general circulation in New York County, where the Company's principal place of business is located. In the event holders of any such claims fail to present them to the Company within the Claim Period, the claims will thereafter be barred and of no force or effect against the Company.

      If, however, a claimant provides the Company with timely notice of a claim (i.e., within such sixty (60) day period), and the Company rejects, in its sole discretion, such claim in accordance with the provisions of Section 280(a)(3) of the DGCL, such claimant will thereafter be required to commence an action, suit or proceeding against the Company in respect of such claim within a maximum period of 120 days after the Company's mailing of the rejection notice. If such action, suit or proceeding is not commenced with such 120 day period, the claim will thereafter be deemed barred and of no further force or effect against the Company.

      Holders of claims to whom such notice was not sent by the Company are entitled to bring an action, suit or proceeding against the Company in respect of such claim at any time within the Winding-up Period.


Payment and Distribution of Company Assets

      Following the Claim Period, and in accordance with Section 281 of the DGCL, the assets of the Company will initially be used to (a) pay any and all claims against the Company which have been made within the Claim Period and which are acknowledged to be an obligation of the Company, (b) pay or make provision for all other claims that are mature, known and uncontested or that have been determined to be owing by the Company, and (c) post any security required under Section 281(a)(2) and (3) of the DGCL (as discussed above).

      In the event there are assets remaining following any such distributions, such assets will be distributed pro-rata to the Non-affiliated Stockholders within a minimum period of 150 days from the date of the final notice of rejections given by the Company pursuant to Section 280(a)(3) of the DGCL. Any security in respect of the Unmatured Claims which exists (i) upon the expiration of the applicable statute of limitations, or (ii) following the full execution of any judgment, order or decree in respect of any such conditional claim, as applicable, will thereafter be distributed pro-rata to each of the Stockholders.

      As of September 30, 1998, the balance of the Escrow Account is [$______] (inclusive of any and all interest accrued on the principle balance thereof). The Company's unaudited balance sheet at June 30, 1998 is attached hereto as Annex B. Following the payment of all known third party claims against the Company, and of all expenses incurred in connection with the Liquidation, there is a substantial likelihood that the assets available for distribution to the Stockholders will not be in excess of such Escrow Account balance, and thus there will be no distributions to the Stockholders greater than the balance of the Escrow Account. There can be no guarantee that claims will not exceed the amount of cash available to the Company outside of the Escrow Account, although the Company is not aware of any such excess claims. In such event, such excess would be paid from the Escrow Account.

Continuing Liability of Stockholders to Creditors of the Company

      Provided the foregoing procedures are complied with in connection with the dissolution of the Company, the directors and officers of the Company will not be personally liable to creditors of the Company.

      The Non-affiliated Stockholders may, however, be personally liable to creditors of the Company who commence an action, suit or proceeding against the Company prior to the expiration of the Winding-Up Period in respect of any claims against the Company to the extent, but not in excess of, the lesser of each such Non-affiliated Stockholder's respective pro-rata share of (a) the amount of the such creditor's claim(s), or (b) the amount received by such Non-affiliated Stockholder in respect of the distribution of the Company's assets (following, and only to the extent the liability of the Company on any such claims exceeds, the application of any security afforded by the Company in respect of such claims). In no event will the personal liability of each Stockholder for claims against the Company exceed the amount actually distributed to such Stockholder in the Liquidation.


REQUIRED VOTE

      Adoption of the proposed Liquidation requires the affirmative vote, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. 445,001 shares of the 890,000 shares outstanding is necessary to constitute a quorum at the Special Meeting and the affirmative vote by a majority of the outstanding shares 445,001 shares of the 890,000 shares outstanding) is required to adopt the Amendment. All holders the 90,000 Founders' Shares, have agreed to vote all of their respective shares of Common Stock in accordance with the vote of the majority of the shares voted by all Non-affiliated Stockholders with respect to the Liquidation.



OTHER BUSINESS

      Management does not know of any matter to be brought before the Special Meeting other than as described above. In the event any other matter properly comes before the Special Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                                     ANNEX A

                       SELECTED PROVISIONS OF THE DELAWARE

                            GENERAL CORPORATIONS LAW

      Section 275 DISSOLUTION GENERALLY; PROCEDURE.

      (a) If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

      (b) At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this Section.

      (c) Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this Section.

      (d) If dissolution is authorized in accordance with this Section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with ss. 103 of this Title. Such certificate of dissolution shall set forth:

            (1)   The name of the corporation;

            (2)   The date dissolution was authorized;

            (3) That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections
(a) and (b) of this Section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section; and

            (4) The names and addresses of the directors and officers of the corporation.

      (e) The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to ss. 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

      (f) Upon a certificate of dissolution becoming effective in accordance with ss. 103 of this title, the corporation shall be dissolved.

     Section 278 CONTINUATION OF CORPORATION AFTER DISSOLUTION FOR PURPOSES OF SUIT AND WINDING UP AFFAIRS.--All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.

     Section 280 NOTICE TO CLAIMANTS; FILING OF CLAIMS. -- (a)(1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

            (a) That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

            (b) The mailing address to which such a claim must be sent;

            (c) The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

            (d) That such claim will be barred if not received by the date referred to in subparagraph c. of this subsection; and

            (e)  That  the   corporation   or  a   successor   entity  may  make
distributions to other claimants and the corporation's stockholders or persons interested as having been such without further notice to the claimant; and

            (f) The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

      Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation's last registered agent in this State is located and in the corporation's principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

            (2) Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in subparagraph (1)c. of this subsection.

            (3) A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in ss. 278 of this title; provided, however, that in the case of a claim filed pursuant to ss. 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in ss. 296 of this title, and the 30-day appeal period provided for in ss. 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of ss.ss. 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to ss. 295 of this title, copies of ss.ss. 295 and 296 of this title.

      (4) A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (3) of this subsection does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

     (b) (1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided, however, that as used in this section and in ss. 281 of this title, the term "contractual claims" shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in subsection
(a)(1) of this section.

     (2) The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in ss. 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

      (c) (1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a clam barred pursuant to subsection
(a) of this section.

      (2) A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to subsection (b)(2) of this section.

      (3) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation of successor entity, are likely to arise, or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

      (d) The giving of any notice or making of any offer pursuant to the provisions of this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

      (e) As used in this section, the term "successor entity" shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation, and to distribute to the dissolved corporation's stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

      (f) The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

      Section 281 PAYMENT AND DISTRIBUTION TO CLAIMANTS AND STOCKHOLDERS.--

     (a) A dissolved corporation or successor entity which has followed the procedures described in ss. 280 of this title:

          (1) Shall pay the claims made and not rejected in accordance with ss. 280(a) of this title,

          (2) Shall post the security offered and not rejected pursuant to ss. 280(b)(2) of this title,

          (3) Shall post any security ordered by the Court of Chancery in any proceeding under ss. 280(c) of this title and

          (4) Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

     Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to ss. 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (4) of this subsection shall be conclusive.

     (b) A dissolved corporation or successor entity which has not followed the procedures described in ss. 280 of this title shall, prior to the expiration of the period described in ss. 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

      (c) Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsections (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

      (d) As used in this section, the term "successor entity" has the meaning set forth in ss. 280(e) of this title.

      (e) The term "priority", as used in this section, does not refer either to the order of payments set forth in subsection (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

      Section 282  LIABILITY OF STOCKHOLDERS OF DISSOLVED CORPORATIONS.--

      (a) A stockholder of a dissolved corporation the assets of which were distributed pursuant to ss. 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder's pro rata share of the claim or the amount so distributed to him, whichever is less.

      (b) A stockholder of a dissolved corporation the assets of which were distributed pursuant to ss. 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in ss. 278 of this title.

      (c) The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to him in dissolution.

                                     ANNEX B



                           ORION ACQUISITION CORP. II
                    (a corporation in the development stage)


                                 BALANCE SHEETS

                                   (Unaudited)


                                                      June 30,    December 31,
                                                        1998          1997

ASSETS

Cash                                              $    114,390  $    312,010
Restricted cash                                        184,989       453,209
US Treasury bills - restricted                       8,637,530     7,999,895
Accrued investment interest receivable                  51,791       208,100
Deferred acquisition costs                                 845         8,072
                                                           ---         -----

Total assets                                      $  8,989,545  $  8,981,286
                                                  ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Accrued expenses                                  $     46,811  $     92,964


Common stock, subject to possible conversion of
  160,000 shares at redemption value                 1,774,862     1,732,240

Commitments and contingencies                                -             -
Stockholders' equity:
   Convertible preferred stock, $.01 par value,
      1,000,000 shares authorized:                           1             1
      110 shares issued and outstanding
   Common stock, $.01 par value 10,000,000 shares
      authorized; 890,000 shares issued and
      outstanding (which includes shares subject
      to possible redemption)                            8,900         8,900
   Additional paid-in capital                        7,232,504     7,232,504
   Earnings accumulated during development stage       (73,533)      (85,323)
                                                       -------       -------


      Total stockholders' equity                     7,167,872     7,156,082
                                                     ---------     ---------

   Total liabilities and stockholders' equity      $ 8,989,545   $ 8,981,286
                                                   ===========   ===========


See notes to accompanying unaudited financial statements

[FRONT OF PROXY CARD]


PROXY ORION ACQUISITION CORP. II

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints [ ] and [ ] and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Special Meeting of Stockholders of Orion Acquisition Corp. II on [ ], 1998, and any adjournments and postponements thereof, upon all matters as may properly come before the Special Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

      Please complete, date and sign on the reverse side and mail in the enclosed envelope.

[BACK OF PROXY CARD]

            Please mark your votes as in this example.

(1) The adoption of the resolution authorizing the liquidation of the Company in accordance with the relevant provisions of the Delaware General Corporation Law.

            [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

(2) Upon any and all other business that may come before the Special Meeting.

Check here if you plan to attend the Special Meeting of Stockholders.  [  ]




SIGNATURE(S):                      DATE:                          1998

Note:      Executors, Administrators, Trustees, etc.
           should give full title.